SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

MAINSTAY VP FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MAINSTAY VP FUNDS TRUST
MAINSTAY VP CORNERSTONE GROWTH PORTFOLIO
51 Madison Avenue
New York, New York 10010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On October 3, 2016

The Proxy Statement is also available at
www.proxyonline.com/docs/mainstayCGFVP.pdf or mainstayinvestments.com.

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF SHAREHOLDERS (with any postponements or adjournments, “Special Meeting”) of the MainStay VP Cornerstone Growth Portfolio (“Portfolio”), a series of MainStay VP Funds Trust (“Trust”), a Delaware statutory trust, will be held at the offices of New York Life Investment Management LLC (“New York Life Investments”), 51 Madison Avenue, New York, New York 10010, on October 3, 2016 beginning at 11:00 a.m., Eastern time.

As the owner of a variable annuity contract or a variable universal life insurance policy (“Policy”) issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a Delaware corporation, you have the right to instruct NYLIAC how to vote the shares of the Portfolio attributable to your Policy at the Special Meeting.

At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of the Portfolio will be asked to consider and approve the following proposals (“Proposals”):

1.	To approve a new subadvisory agreement between New York Life Investments, the Portfolio’s investment manager, and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), the Portfolios new subadvisor; and
2.	To permit New York Life Investments, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors on behalf of the Portfolio without obtaining shareholder approval.

Approval of Proposal 2 would authorize the Portfolio, and New York Life Investments as investment manager of the Portfolio, to rely on an expanded exemptive order issued by the Securities and Exchange Commission, which permits New York Life Investments, under certain circumstances and with approval of the Board of Trustees of the Trust (“Board” or “Trustees”), to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors on behalf of the Portfolio without obtaining shareholder approval.

Proposal 1 corresponds to the repositioning of the Portfolio (“Repositioning”). The Repositioning will involve the following changes, which will take effect on or about July 29, 2016:

•	the termination of the existing subadvisory agreement between New York Life Investments and Cornerstone Capital Management LLC, the existing subadvisor for the Portfolio;
•	lowering the management fee at certain levels and introducing a new management fee breakpoint;
•	modifying the Portfolio’s principal investment strategies, investment process and principal risks; and
•	the retention of Cornerstone Holdings, an affiliate of New York Life Investments, on an interim basis to serve as subadvisor to the Portfolio pursuant to the terms of an Interim Subadvisory Agreement, dated July 29, 2016, which will terminate by its terms on December 26, 2016.

Subsequently, shareholders will vote on the Proposals at the Special Meeting. It is anticipated that, with shareholder approval, each Proposal would take effect on or about October 4, 2016.

The Board has recommended that the Proposals be presented to shareholders of the Portfolio for their consideration and approval. Although the Trustees have determined that the Proposals are in the Portfolio’s best interests, the final decision to approve the Proposals is up to you. The Board recommends that you vote FOR the Proposals.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposals. The accompanying Proxy Statement also provides further information regarding the Repositioning and retention of Cornerstone Holdings as subadvisor to the Portfolio on an interim basis. You may vote at the Special Meeting if you were a shareholder of the Portfolio as of the close of business on July 14, 2016. If you attend the Special Meeting, you may vote the shares that are attributable to your Policy in person. Even if you do not attend the Special Meeting, you may authorize your proxy by simply: (i) completing, signing, and returning the enclosed proxy card by mail in the postage-paid envelope provided; or (ii) following the instructions on the voting instruction card for authorizing your proxy by submitting your vote via telephone or the Internet. Please refer to the proxy card for more information on how you may vote. You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

To make this Proxy Statement easier to read, Policy owners are described as if they are voting directly on the Proposals at the Special Meeting, as opposed to directing NYLIAC to vote on the Proposals. Additionally, Policy owners are sometimes referred to in this Proxy Statement as “shareholders” for ease of reading purposes.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please cast your vote using one of the voting options listed on your enclosed proxy card. If you have any questions about the meeting agenda, or about how to vote your shares, please call 866-829-1035. Representatives are available 9 a.m. to 10 p.m. Eastern Time.

By Order of the Board of Trustees,

/s/ J. Kevin Gao

J. Kevin Gao
Secretary and Chief Legal Officer

July 29, 2016

IMPORTANT NOTICE
PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES ARE ATTRIBUTABLE TO YOUR POLICY. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.
2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.
3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION	VALID
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp.	c/o John Doe John Doe
(4) ABC Corp.	Profit Sharing Plan John Doe
PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee u/t/d/12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B. Smith, Custodian f/b/o/John B Smith, Jr. UGMA/UTMA	John B. Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of John B. Smith

Please choose one of the following options to vote your shares:

VOTE BY TELEPHONE.  You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

VOTE THROUGH THE INTERNET.  You may cast your vote by logging onto the website indicated on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.

VOTE BY MAIL.  You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.

VOTE IN PERSON AT THE SPECIAL MEETING.

MAINSTAY VP FUNDS TRUST
MAINSTAY VP CORNERSTONE GROWTH PORTFOLIO
51 Madison Avenue
New York, New York 10010

PROXY STATEMENT JULY 29, 2016

SPECIAL MEETING OF SHAREHOLDERS
To Be Held On October 3, 2016

The Proxy Statement is also available at
www.proxyonline.com/docs/mainstayCGFVP.pdf or mainstayinvestments.com.

Introduction

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (“Board” or “Trustees”) of MainStay VP Funds Trust (“Trust”), a Delaware statutory trust, on behalf of MainStay VP Cornerstone Growth Portfolio (“Portfolio”), a series of the Trust, for a Special Meeting of shareholders of the Portfolio (with any postponements or adjournments, “Special Meeting”). The Special Meeting will be held on October 3, 2016, at 11:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”), 51 Madison Avenue, New York, New York 10010. This Proxy Statement, the attached Notice of Special Meeting of Shareholders and the enclosed proxy card will be first distributed on or about July 29, 2016 to all shareholders of record of the Portfolio as of the close of business on July 14, 2016 (“Record Date”).

You are receiving this Proxy Statement because you are the owner of a variable annuity contract or variable universal life insurance policy (“Policy”) issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a Delaware corporation, and some or all of your Policy value was invested in the Portfolio as of the Record Date. Although NYLIAC is the majority record owner of the Portfolio’s shares, as an owner of a Policy (“Policy Owner”) issued by NYLIAC, you have the right to instruct NYLIAC how to vote the shares of the Portfolio that are attributable to your Policy. However, to make this Proxy Statement easier to read, Policy Owners are described as if they are voting directly on the Proposals at the Special Meeting, as opposed to directing NYLIAC to vote on the Proposals. Additionally, this Proxy Statement sometimes refers to Policy Owners as “shareholders” for ease of reading purposes.

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At the Special Meeting, and as specified in greater detail in this Proxy Statement, shareholders of the Portfolio will be asked to consider and approve the following proposals (“Proposals”):

1.	To approve a new subadvisory agreement between New York Life Investments, the Portfolio’s investment manager, and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), the Portfolio’s new subadvisor; and
2.	To permit New York Life Investments, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors on behalf of the Portfolio without obtaining shareholder approval.

Approval of Proposal 2 would authorize the Portfolio, and New York Life Investments as investment manager of the Portfolio, to rely on an expanded exemptive order issued by the Securities and Exchange Commission (“SEC”), which permits New York Life Investments, under certain circumstances and with Board approval, to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors on behalf of the Portfolio without obtaining shareholder approval (“New Order”).

Proposal 1 corresponds to the repositioning of the Portfolio (“Repositioning”). The Repositioning will involve the following changes, which will take effect on or about July 29, 2016:

•	the termination of the existing subadvisory agreement between New York Life Investments and Cornerstone Capital Management LLC (“Cornerstone”), the existing subadvisor for the Portfolio;
•	lowering the management fee at certain levels and introducing a new management fee breakpoint;
•	modifying the Portfolio’s principal investment strategies, investment process and principal risks; and
•	the retention of Cornerstone Holdings, an affiliate of New York Life Investments, on an interim basis to serve as subadvisor to the Portfolio pursuant to the terms of an Interim Subadvisory Agreement, dated July 29, 2016 (the “Interim Subadvisory Agreement”), which will terminate by its terms on December 26, 2016.

Subsequently, shareholders will vote on the Proposals at the Special Meeting. It is anticipated that, with shareholder approval, each Proposal would take effect on or about October 4, 2016.

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For additional details regarding the Repositioning, please see the supplement to the Portfolio’s Prospectus and Statement of Additional Information filed with the SEC on June 24, 2016.

The Board has recommended that the Proposals be presented to shareholders of the Portfolio for their consideration and approval. Although the Trustees have determined that the Proposals are in the best interests of the Portfolio, the final decision to approve the Proposals is up to you. The Board recommends that you vote FOR the Proposals.

In connection with their consideration of Proposal 1, the Trustees evaluated, among other information and factors deemed by the Trustees to be relevant, the following items regarding the potential benefits to shareholders that may result from approval of Proposal 1 and the corresponding ability for the Portfolio to continue to operate in its repositioned form: (i) New York Life Investments’ view that shareholders would benefit from the Portfolio’s implementation of new principal investment strategies and investment process; (ii) New York Life Investments’ view that following the Repositioning, the Portfolio may deliver more consistent risk-adjusted returns relative to its benchmark due to its diversified portfolio and disciplined investment approach; and (iii) the history and investment experience of the portfolio management team at Cornerstone Holdings.

With regard to Proposal 2, the Trustees considered, among other things, the potential for the Portfolio to operate more efficiently and cost-effectively, including through the ability to enter into and/or materially amend agreements with unaffiliated and certain affiliated subadvisors in accordance with the New Order.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Only shareholders of record who owned shares of any class of the Portfolio on the Record Date are entitled to vote at the Special Meeting. Each share of the Portfolio that you owned as of the Record Date entitles you to one (1) vote with respect to each of the Proposals and such other matters as may properly come before the Special Meeting. (A fractional share has a fractional vote.)

It is important for you to vote on the Proposals described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.

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PROPOSAL 1

APPROVAL OF NEW SUBADVISORY AGREEMENT BETWEEN
NEW YORK LIFE INVESTMENT MANAGEMENT LLC AND CORNERSTONE CAPITAL MANAGEMENT HOLDINGS LLC

This Proposal 1 relates to a proposed new subadvisory agreement between New York Life Investments and Cornerstone Holdings (“Proposed Subadvisory Agreement”) with respect to the Portfolio. The Proposed Subadvisory Agreement is necessary for New York Life Investments and Cornerstone Holdings to continue managing the Portfolio under its new investment strategy on a longer-term basis beyond the term of the Interim Subadvisory Agreement.

At an in-person meeting held on June 21–22, 2016, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)), of the Trust (“Independent Trustees”), approved the appointment of Cornerstone Holdings on an interim basis to replace Cornerstone as subadvisor to the Portfolio, and Cornerstone Holdings will take on the Portfolio’s investment subadvisory responsibilities on an interim basis on or about July 29, 2016. Cornerstone was last approved as the subadvisor to the Portfolio by the shareholders of the Portfolio on January 7, 2013 and its continuance was last approved by the Board at its meetings held on December 8–10, 2015. Cornerstone Holdings was appointed pursuant to an Interim Subadvisory Agreement, which was approved by the Board at the June 21–22, 2016 meeting, as permitted by Rule 15a-4 under the 1940 Act. At the June 21–22, 2016 meeting, the Board also approved the longer-term appointment of Cornerstone Holdings as subadvisor to the Portfolio and the adoption of the Proposed Subadvisory Agreement between New York Life Investments and Cornerstone Holdings with respect to the Portfolio, subject to shareholder approval of Proposal 1. In accordance with Rule 15a-4 under the 1940 Act, the Portfolio’s shareholders are asked to approve the Proposed Subadvisory Agreement before the termination date of the Interim Subadvisory Agreement so that Cornerstone Holdings can serve as subadvisor to the Portfolio on a longer term, uninterrupted basis following the termination of the Interim Subadvisory Agreement.

Investment companies are required to obtain shareholder approval for certain types of proposals, such as the approval of the Proposed Subadvisory Agreement contemplated in this Proposal 1. Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the

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appointment of subadvisors. New York Life Investments and the Trust obtained an exemptive order (“Current Order”) from the SEC on January 8, 2007, permitting New York Life Investments, and subject to certain conditions and the approval of the Board, including a majority of the Independent Trustees, to hire unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. In addition, New York Life Investments and the Trust obtained a new exemptive order from the SEC on June 8, 2015 (i.e., the New Order) to permit New York Life Investments, subject to certain conditions and approval by the Board, to hire unaffiliated subadvisors and subadvisors that are wholly-owned subsidiaries (as defined in the 1940 Act) of New York Life Investments, or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (each, a “Wholly-Owned Subadvisor”). Under the 1940 Act, a company is a wholly-owned subsidiary of another company if 95% or more of its outstanding securities are owned by that other company or a wholly-owned subsidiary of that other company. For the Portfolio to be able to rely on the expanded exemptive relief provided under the New Order, which would supersede the Current Order as it relates to the Portfolio, shareholders must first approve the use of that expanded exemptive relief, which shareholders are being asked to approve in Proposal 2. Although New York Life Investments may currently replace and appoint unaffiliated subadvisors on behalf of the Portfolio, under the Current Order (subject to Board approval), the Current Order does not apply to the engagement of Wholly-Owned Subadvisors, such as Cornerstone Holdings.

What are Shareholders Being Asked to Approve?

As discussed in greater detail below, the Board approved the Repositioning, which will result in modifying the Portfolio’s principal investment strategies, investment process and principal risks effective on or about July 29, 2016. The Repositioning also will result in the appointment of Cornerstone Holdings, as subadvisor to the Portfolio on an interim basis in replacement of Cornerstone, the Portfolio’s current subadvisor. The Board’s recommendation that shareholders approve Proposal 1 is based on, among other things, the nature, extent and quality of the services the Board believes Cornerstone Holdings is capable of providing to the Portfolio. After considering the factors discussed in this Proxy Statement, the Board concluded it would be in the best interests of the Portfolio to retain Cornerstone Holdings as subadvisor to the Portfolio on a longer-term basis after the termination of the Interim Subadvisory Agreement. The factors the Board considered in forming this conclusion are summarized below. Effective on or about

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July 29, 2016, Cornerstone Holdings will serve as subadvisor to the Portfolio pursuant to the terms of the Interim Subadvisory Agreement.

Shareholders are being asked to approve Proposal 1 for the purposes of entering into the Proposed Subadvisory Agreement with Cornerstone Holdings. In accordance with Rule 15a-4 under the 1940 Act, the Portfolio’s shareholders are being asked to approve the Proposed Subadvisory Agreement before the termination date of the Interim Subadvisory Agreement in order for Cornerstone Holdings to serve as subadvisor to the Portfolio on a longer-term, uninterrupted basis. If shareholders do not approve Proposal 1, New York Life Investments and the Board would consider other options that may be available to the Portfolio. If Proposal 2 is approved, New York Life Investments may consider, among other available options, appointing Cornerstone Holdings in reliance on the New Order, subject to Board approval. In any such case, the Portfolio would inform shareholders with respect to the specific changes in subadvisor and investment strategies that would take place, if any.

Why is the Proposed Subadvisory Agreement Necessary?

Cornerstone Holdings will serve as the Portfolio’s subadvisor on an interim basis pursuant to the Interim Subadvisory Agreement dated July 29, 2016. The Board approved the Interim Subadvisory Agreement in connection with the Repositioning of the Portfolio. The Interim Subadvisory Agreement will remain in effect until the sooner of the expiration of 150 days after the effective date of the Interim Subadvisory Agreement (December 26, 2016), or the effective date of the Proposed Subadvisory Agreement. As such, at a meeting held on June 21–22, 2016, the Board also approved the Proposed Subadvisory Agreement, subject to shareholder approval. You are being asked to approve the Proposed Subadvisory Agreement, which would allow Cornerstone Holdings to serve as subadvisor to the Portfolio on a longer-term, uninterrupted basis following the termination of the Interim Subadvisory Agreement.

What are the Anticipated Benefits of the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement?

New York Life Investments believes that the potential benefits to shareholders resulting from the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement include that: (i) the Portfolio may be able to deliver more consistent risk-adjusted returns relative to its benchmark due to its diversified portfolio and disciplined investment approach; and (ii) the use of a quantitative strategy may allow the Portfolio to take advantage of volatility and valuation discrepancies in the large cap growth market segment. The

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Board believes the Portfolio and its shareholders will benefit from the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement.

What did the Board Consider in Approving the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement?

In connection with the planned Repositioning, at a meeting held on June 21–22, 2016, the Board unanimously approved New York Life Investments’ recommendation to appoint Cornerstone Holdings as the subadvisor to the Portfolio and to approve the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement between New York Life Investments, on behalf of the Portfolio, and Cornerstone Holdings. The Interim Subadvisory Agreement and the Proposed Subadvisory Agreement provide that Cornerstone Holdings will manage the assets of the Portfolio, subject to the supervision of New York Life Investments and the oversight of the Board, and pursuant to the Portfolio’s registration statement, as supplemented. The Board noted that, with the exception of the reduction in fees, the terms of the Proposed Subadvisory Agreement were substantially identical to those in the subadvisory agreement that had been in place with Cornerstone with respect to the Portfolio.

New York Life Investments proposed that Cornerstone Holdings be appointed as the subadvisor to the Portfolio based on, among other things, the nature, extent and quality of the services Cornerstone Holdings would provide to the Portfolio. After considering the factors discussed in this Proxy Statement and following negotiations with New York Life Investments, the Board concluded it would be in the best interests of the Portfolio and its shareholders to appoint Cornerstone Holdings as subadvisor to the Portfolio in replacement of Cornerstone.

In connection with its consideration of New York Life Investments’ recommendation to appoint Cornerstone Holdings as the subadvisor to the Portfolio, the Trustees undertook reviews of Cornerstone Holdings’ qualifications to serve as the Portfolio’s subadvisor.

In reaching its decision to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with the Repositioning, as well as other relevant information furnished to the Board throughout the year. The Board also requested and received responses from Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to

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the Independent Trustees. In addition, the Board considered information provided by New York Life Investments on the fees charged to other investment advisory clients that follow investment strategies similar to those proposed for the Portfolio, and the rationale for any differences in the Portfolio’s subadvisory fees and the fees charged to those other investment advisory clients.

In considering the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Portfolio by Cornerstone Holdings; (ii) the investment performance of the Portfolio and the historical investment performance of similar funds managed or subadvised by Cornerstone Holdings; (iii) the anticipated costs of the services to be provided, and expected profits to be realized, by Cornerstone Holdings, from its relationships with the Portfolio; (iv) the extent to which economies of scale may be realized as the Portfolio grows, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of the Portfolio’s proposed fees, including the subadvisory fees to be paid to Cornerstone Holdings, particularly as compared to similar funds and accounts managed or subadvised by Cornerstone Holdings, and “peer funds”.

While individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement were based on a consideration of all the information provided to the Board in connection with its consideration of the Repositioning, as well as other relevant information provided to the Trustees throughout the year. The Board took note of New York Life Investments’ belief that Cornerstone Holdings, with its resources and historical investment performance track records, is well qualified to serve as the Portfolio’s subadvisor. A summary of the factors that figured prominently in the Board’s decision to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement is provided immediately below.

Nature, Extent and Quality of Services to be Provided by Cornerstone Holdings

In considering the approval of the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, the Board

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considered New York Life Investments’ responsibilities as manager of the Portfolio noting that New York Life Investments has supervisory responsibility for the Portfolio’s subadvisor. The Board also examined the nature, extent and quality of the services that Cornerstone Holdings proposes to provide to the Portfolio. Further, the Board evaluated and/or examined the following with regard to Cornerstone Holdings:

•	experience in serving as subadvisor of other similar funds, including other MainStay Funds;
•	experience in providing investment advisory services;
•	experience of investment advisory, senior management and administrative personnel;
•	overall legal and compliance environment;
•	willingness to invest in personnel who may benefit the Portfolio;
•	experience of the Portfolio’s proposed portfolio managers, the number of accounts managed by each portfolio manager and Cornerstone Holdings’ methods for compensating portfolio managers; and
•	overall reputation, financial condition, and assets under management.

Based on these considerations, the Board concluded that, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, that the Portfolio is likely to benefit from appointing Cornerstone Holdings as subadvisor to the Portfolio.

Investment Performance

In connection with the Board’s consideration of the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, the Board considered the Portfolio’s investment performance in recent periods, the Board’s ongoing discussions with New York Life Investments about the Board’s concerns regarding the Portfolio’s recent investment performance, and other alternatives to the Repositioning. The Board also considered steps taken to seek to improve the Portfolio’s investment performance and the Board’s previous experience with Cornerstone Holdings. The Board further noted that the Repositioning had not yet been implemented so an investment performance track record for the Portfolio as repositioned was not available.

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The Board discussed with management and the Portfolio’s proposed portfolio management team, the Portfolio’s proposed investment process, strategies and risks. The Board considered various aspects of the Portfolio’s proposed investment processes and strategies. Additionally, the Board considered the historical performance of other investment funds with similar investment processes that are or have been managed by the proposed fund managers for the Portfolio. The Board noted that Cornerstone Holdings had not previously managed a fund with the investment strategies proposed for the Portfolio but proposed to employ a quantitatively driven growth equity investment process that is substantially similar to the process it employs for other funds, including funds that have similar investment strategies to the Portfolio. Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by Cornerstone Holdings.

Also based on these considerations, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, that the selection of Cornerstone Holdings as the subadvisor to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by Cornerstone Holdings

The Board considered the estimated costs of the services to be provided by Cornerstone Holdings under the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement and the anticipated profitability of New York Life Investments and its affiliates, including Cornerstone Holdings due to their relationships with the Portfolio. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees will be paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

The Board also considered Cornerstone Holdings’ investments in personnel, systems, equipment and other resources necessary to manage the Portfolio. The Board acknowledged that Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio and that Cornerstone Holdings’ ability to maintain strong financial positions is important in order for Cornerstone Holdings to provide high-quality services to the Portfolio. The Board requested and received information from New York Life Investments estimating the impact that the engagement of Cornerstone Holdings would have on the overall

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profitability of the Portfolio to New York Life Investments and its affiliates. The Board acknowledged that the engagement of Cornerstone Holdings as the Portfolio’s subadvisor would potentially mean that a greater portion of the revenues earned by New York Life Investments from the Portfolio would remain within the New York Life Investments enterprise.

In considering the anticipated costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by Cornerstone Holdings due to its relationship with the Portfolio. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers may provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.

The Board took into account the fact that the Portfolio would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and, Cornerstone Holdings that up to 100% of the holdings of the Portfolio would be sold to align the Portfolio’s holdings with the strategies that would be pursued by Cornerstone Holdings. The Board noted that New York Life Investments had agreed to reimburse the Portfolio for 100% of the direct portfolio transition costs associated with the Repositioning. Additionally, the Board considered New York Life Investments’ representation that Cornerstone Holdings will minimize potential indirect costs, such as market impact, costs associated with repositioning the Portfolio, and steps that New York Life Investments and Cornerstone Holdings would undertake to minimize adverse tax consequences for shareholders in connection with the Repositioning. Additional information about transition costs and expenses relating to this Proposal 1 may be found under the headings “Expenses in Connection with the Repositioning” and “Solicitation Expenses and Other Expenses Related to the Special Meeting” elsewhere in this Proxy Statement.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, that any profits expected to be realized by New York Life Investments and its affiliates, including Cornerstone Holdings due to their respective relationships with the Portfolio, were consistent with New York Life Investments and its affiliates’ profitability with respect to other Funds and supported the Board’s decision to

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approve the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement.

Extent to Which Economies of Scale May be Realized as the Portfolio Grows

In addition, the Board considered whether the Portfolio’s proposed expense structure will permit economies of scale to be shared with Portfolio investors. The Board also considered a report previously provided by New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds or funds within the MainStay Funds Complex. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments and how it hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s fee and expense structure as the Portfolio grows over time.

Reasonableness of Fees

The Board evaluated the reasonableness of the fees to be paid under the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement. The Board considered information provided by Cornerstone Holdings concerning the fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolio. The Board noted, however, that Cornerstone Holdings’ fees as subadvisor are paid by New York Life Investments, and not the Portfolio. Accordingly, the Board principally focused on the reasonableness of the fees paid by the Portfolio to New York Life Investments and its affiliates in determining to approve the Repositioning, the Interim Subadvisory Agreement and Proposed Subadvisory Agreement. The Board considered the Portfolio’s

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contractual management and subadvisory fee schedules, and noted that New York Life Investments had agreed to reduce the contractual management fee applicable for the Portfolio at certain asset levels and to add a new breakpoint in the management fee for assets in excess of $2 billion. The Board observed that New York Life Investments and Cornerstone Holdings had also agreed to reduce the subadvisory fee to be paid to Cornerstone Holdings, as compared to the subadvisory fee paid to Cornerstone.

After considering the factors above, the Board concluded that the Portfolio’s overall fees were within a range that is competitive and that, within the context of the Board’s overall conclusions regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, support the conclusion that these fees are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board unanimously voted to approve the Repositioning, the Interim Subadvisory Agreement and, subject to shareholder approval, the Proposed Subadvisory Agreement.

What are the Terms of the Proposed Subadvisory Agreement?

A form of Proposed Subadvisory Agreement is included as Exhibit A to this Proxy Statement. The material terms of the Proposed Subadvisory Agreement with Cornerstone Holdings are identical to the terms of the current subadvisory agreement with Cornerstone and Interim Subadvisory Agreement with respect to the Portfolio, except as noted in the discussion below.

Under the Interim Subadvisory Agreement, Cornerstone Holdings will serve as subadvisor to the Portfolio on an interim basis. Pursuant to the Proposed Subadvisory Agreement, Cornerstone Holdings would continue to serve as the subadvisor to the Portfolio on a longer-term basis (i.e., an initial term ending in two years, subject to annual continuation). The terms of the Interim Subadvisory Agreement are the same, in all material respects (including with respect to subadvisory fees), as the terms of the Proposed Subadvisory Agreement. Under the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, Cornerstone Holdings, on behalf of the Portfolio, will select the Portfolio’s investments and place all orders for purchases and sales of securities in accordance with the Portfolio’s investment objective, policies and restrictions, subject to the supervision of New York Life Investments and oversight by the Board. In addition, Cornerstone Holdings will perform the following services:

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•	make available to the Trust and New York Life Investments, promptly upon reasonable request, all of the Portfolio’s investment records and ledgers maintained by Cornerstone Holdings (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Portfolio) as are necessary to assist the Portfolio and New York Life Investments to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended, as well as other applicable laws. Cornerstone Holdings will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Portfolio are being conducted in a manner consistent with applicable laws and regulations;
•	provide reports to the Board, for consideration at meetings of the Board, on the investment program for the Portfolio and the issuers and securities represented in the Portfolio’s assets, and furnish the Board such periodic and special reports with respect to the Portfolio as the Board and New York Life Investments may reasonably request;
•	assist the custodian and portfolio accounting agent for the Portfolio in determining or confirming, consistent with the procedures and policies stated in the registration statement, the value of any portfolio securities or other assets of the Portfolio for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, Cornerstone Holdings; and
•	arrange for the transmission to the custodian and portfolio accounting agent for the Portfolio, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, SEDOL or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Portfolio.

Under the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, Cornerstone Holdings will be entitled to receive, from New York Life Investments and not from the Portfolio, an annual fee of: 0.350% on assets up to $500 million; 0.325% on assets from

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$500 million to $1 billion; 0.3125% on assets from $1 billion to $2 billion; and 0.300% on assets over $2 billion.

In consideration for the services it previously provided to the Portfolio, Cornerstone received an annual fee of: 0.350% on assets up to $500 million; 0.3375% on assets from $500 million to $1 billion; and 0.325% on assets over $1 billion. Cornerstone received a total of $1,613,026 in subadvisory fees and waived its fees and/or reimbursed expenses in the amount of $0 for the fiscal year ended December 31, 2015.

If shareholders approve Proposal 1, it is anticipated that the Proposed Subadvisory Agreement would go into effect on or about October 4, 2016, and, unless sooner terminated, would continue for an initial term ending in two years. Thereafter, the Proposed Subadvisory Agreement would continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by a vote of a majority of the outstanding shares of the Portfolio, and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Proposed Subadvisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Portfolio’s Management Agreement, which is discussed below. The Proposed Subadvisory Agreement also may be terminated as follows: (A) by New York Life Investments at any time without penalty, upon sixty (60) days’ written notice to the subadvisor and the Trust; (B) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days’ written notice to New York Life Investments and the subadvisor; or (C) by the subadvisor at any time without penalty, upon sixty (60) days’ written notice to New York Life Investments and the Trust.

The Proposed Subadvisory Agreement provides that (like the Interim Subadvisory Agreement), except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Portfolio and New York Life Investments agree that Cornerstone Holdings, any affiliated person of Cornerstone Holdings, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls Cornerstone Holdings, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under the Proposed Subadvisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of

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Cornerstone Holdings’ duties, or by reason of reckless disregard of Cornerstone Holdings’ obligations and duties under the Proposed Subadvisory Agreement.

Were there any Other Changes Approved by the Board in Connection With the Approval of the Proposed Subadvisory Agreement?

In addition to approving the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement with Cornerstone Holdings at the June 21–22, 2016 meeting, the Board approved the Repositioning, which entails changes in the Portfolio’s management fee structure, principal investment strategies, investment process and principal risks, which will take effect on or about July 29, 2016.

For additional information regarding the Repositioning including the Portfolio’s new management fee structure, investment strategies, investment process and principal risks, please refer to the supplements to the Portfolio’s Prospectus and Statement of Additional Information, dated June 24, 2016.

MANAGEMENT AGREEMENT

New York Life Investments, with a principal place of business located at 30 Hudson Street, New Jersey 07302, serves as investment manager to the Portfolio pursuant to the Management Agreement between New York Life Investments and the Trust on behalf of the Portfolio. New York Life Investments has managed the Portfolio since its inception. New York Life Investments was last approved as the investment manager to the Portfolio by the initial shareholder of the Portfolio on April 18, 2011 and its continuance approved by the Board at its meetings held on December 8–10, 2015.

The Management Agreement continues in effect from year to year only if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Portfolio (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated as to the Portfolio at any time on sixty (60) days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Portfolio, or by New York Life Investments. The Management Agreement also terminates automatically in the event of its assignment (as that term is defined in the 1940 Act).

In conformity with the stated policies of the Portfolio, New York Life Investments administers the Portfolio’s business affairs. New York Life

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Investments also provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Portfolio.

The Management Agreement provides that New York Life Investments shall not be liable to the Trust for any error of judgment by New York Life Investments or for any loss sustained by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from New York Life Investments’ willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Management Agreement.

Under the Management Agreement, New York Life Investments may make the day-to-day investment decisions for the Portfolio or delegate any or all of its duties and responsibilities to one or more subadvisors, at its own expense. If it chooses to delegate to a subadvisor, New York Life Investments is responsible for, among other things, monitoring the subadvisor’s investment activities to help ensure compliance with regulatory restrictions. Regardless of whether it employs a subadvisor, New York Life Investments continuously reviews, supervises and administers the Portfolio’s investment program, including monitoring for compliance with regulatory restrictions by those managing the Portfolio’s assets.

From New York Life Investments’ management fee, Cornerstone Holdings will receive its subadvisory fees as detailed in the section above entitled, “What are the Terms of the Proposed Subadvisory Agreement?”

During the fiscal year ended December 31, 2015, New York Life Investments earned fees from the Portfolio in the amount of $3,226,052 and waived its fees and/or reimbursed expenses in the amount of $0. On or about July 29, 2016, changes to the management fee structure will take effect. For additional information regarding these changes, please refer to the supplement to the Portfolio’s Prospectus and Statement of Additional Information, dated June 24, 2016.

Exhibit C to this Proxy Statement sets forth the principal executive officers of New York Life Investments.

INFORMATION ABOUT CORNERSTONE HOLDINGS

In connection with the Repositioning, New York Life Investments entered into an Interim Subadvisory Agreement with Cornerstone Holdings to serve as the subadvisor to the Portfolio. Under New York Life Investments’ supervision, Cornerstone Holdings will be responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for

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them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for the Portfolio. For these services, Cornerstone Holdings will be paid a monthly fee by New York Life Investments out of its management fee, and not by the Portfolio, as detailed in the section above entitled, “What are the Terms of the Proposed Subadvisory Agreement?”

Cornerstone Holdings was established in 2009 as an independent investment adviser and previously operated as an investment division of New York Life Investments. Cornerstone Holdings is an indirect, wholly-owned subsidiary of New York Life Insurance Company. As of May 31, 2016, Cornerstone Holdings managed approximately $13.4 billion in assets.

Exhibit D to this Proxy Statement sets forth the principal executive officers of Cornerstone Holdings.

Effective on or about July 29, 2016, the following individuals will be primarily responsible for the day-to-day management of the Portfolio.

Migene Kim, CFA

Ms. Kim is a Vice President for Cornerstone Holdings and has been with the firm or its predecessors since 2005. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. Ms. Kim is also a CFA® charterholder.

Andrew Ver Planck, CFA

Mr. Ver Planck is a Senior Vice President for Cornerstone Holdings and has been with the firm or its predecessors since 2005. He leads the quantitative research team and is responsible for all portfolio management decisions for all quantitatively managed products. Mr. Ver Planck received a BS in Operations Research and Industrial Engineering from Cornell University. He is a CFA® charterholder.

Brokerage Commissions on Portfolio Transactions

In effecting purchases and sales of securities for the account of the Portfolio, Cornerstone Holdings will seek the best execution of the Portfolio’s orders. In the course of achieving best execution, Cornerstone Holdings may place such orders with brokers and dealers who provide market, statistical and other research information to it. Cornerstone Holdings will be authorized, under certain circumstances, when placing Portfolio transactions for equity securities, to pay a brokerage commission (to the extent applicable) in excess of that which another

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broker might charge for executing the same transaction due to Cornerstone Holdings’ receipt of market, statistical and other research information.

NYLIFE Securities LLC (“NYLIFE Securities”), an affiliate of New York Life Investments, may act as broker for the Portfolio. NYLIFE Securities is a wholly-owned subsidiary of NYLIFE LLC, which is a wholly-owned subsidiary of New York Life, the indirect parent of New York Life Investments. NYLIFE Securities is therefore an “Affiliated Broker,” as that term is defined in Schedule 14A under the Securities Exchange Act of 1934, as amended. There were no brokerage commissions paid by the Portfolio to NYLIFE Securities or any other affiliated broker for the Portfolio’s most recently completed fiscal year.

Expenses in Connection with the Repositioning

The Board and New York Life Investments engaged in discussions concerning the direct costs associated with the Repositioning. Portfolio holdings turnover related to the Repositioning is anticipated to be as high as approximately 100%. This turnover would be in addition to the normal holdings turnover that would be experienced by the Portfolio as a result of its normal investment operations and redemption activity. Direct portfolio transaction costs associated with the Repositioning are currently estimated to be $150,000 to $200,000. Following negotiations with the Board, New York Life Investments and the Board agreed that New York Life Investments would bear 100% of the direct portfolio transaction costs associated with the Repositioning.

In addition to direct portfolio transaction costs (e.g., brokerage commissions and related fees charged to the Portfolio), there will be potential indirect costs in connection with the Repositioning. For example, the process of buying and selling securities in connection with the Repositioning may impact the financial markets, resulting in market-impact cost to the Portfolio. The Portfolio will bear these indirect portfolio transaction costs. Following discussions with the Board, New York Life Investments represented that Cornerstone Holdings would institute measures designed to minimize the impact of these indirect transaction costs on the Portfolio. In addition, New York Life Investments committed to provide the Board with a report on all transaction costs (both direct and indirect) incurred in connection with the Repositioning.

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No Taxable Event to Shareholders

Although the Portfolio is expected to recognize gain or loss for federal income tax purposes in connection with the Repositioning, it is expected that shareholders generally would not recognize a gain or loss for federal income tax purposes.

BOARD RECOMMENDATION

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE PORTFOLIO VOTE “FOR” THE APPROVAL OF THE PROPOSED SUBADVISORY AGREEMENT.

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PROPOSAL 2

APPROVAL TO PERMIT NEW YORK LIFE INVESTMENTS, UNDER CERTAIN CIRCUMSTANCES, TO ENTER INTO AND/OR MATERIALLY AMEND AGREEMENTS WITH AFFILIATED AND UNAFFILIATED SUBADVISORS WITHOUT OBTAINING SHAREHOLDER APPROVAL

You are being asked to approve a proposal to permit New York Life Investments, in its capacity as the investment manager to the Portfolio, subject to Board oversight, to enter into, and/or materially amend, subadvisory agreements with affiliated and unaffiliated subadvisors retained by New York Life Investments, to manage the Portfolio, with prior Board approval but without obtaining shareholder approval. Such an advisory structure is referred to as a “manager-of-managers” arrangement. Many of the funds/portfolios in the MainStay Fund Complex, including the Portfolio, currently operate under some form of this advisory structure.

Currently, the 1940 Act precludes such an arrangement without receiving exemptive relief from the SEC. Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors.

New York Life Investments and the Trust have obtained an exemptive order (i.e., the New Order) from the SEC permitting New York Life Investments, on behalf of the Portfolio and subject to certain conditions and the approval of the Board, including a majority of the Independent Trustees, to hire unaffiliated subadvisors and subadvisors that are wholly-owned subsidiaries (as defined in the 1940 Act) of New York Life Investments, or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (i.e., a Wholly-Owned Subadvisor), or make material amendments to subadvisory agreements with existing unaffiliated and Wholly-Owned Subadvisors to the Portfolio. Under the 1940 Act, a company is a wholly-owned subsidiary of another company if 95 percent or more of its outstanding securities are owned by that other company or a wholly-owned subsidiary of that other company. The Portfolio is currently operating under a “manager-of-managers” structure whereby New York Life Investments is permitted to enter into or materially amend subadvisory agreements with unaffiliated subadvisors with prior Board approval but without shareholder approval (i.e., the Current Order), which provides less flexibility, efficiency and cost-effectiveness than the New Order. For the Portfolio to be able to rely on the expanded exemptive relief provided under the New Order, which superseded the Current Order, shareholders must first approve the

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expanded exemptive relief. Under this Proposal 2, approval by the Board, including a majority of the Independent Trustees, will continue to be required before the Portfolio may enter into any new subadvisory agreements. However, if shareholders approve this Proposal 2, in addition to the relief available under the Current Order that applies only to hiring or modifying existing or future subadvisory agreements with unaffiliated subadvisors, a shareholder vote will no longer be required to approve subadvisory agreements with Wholly-Owned Subadvisors or material changes to such agreements, thereby limiting somewhat the shareholders’ control over the Portfolio’s operations, but permitting the Portfolio to operate more efficiently and cost-effectively.

By approving Proposal 2, shareholders are approving the operation by the Portfolio in a manager-of-managers structure under any such terms or conditions necessary to satisfy the conditions of the New Order.

It is anticipated that, if approved by shareholders, Proposal 2 would take effect on or about October 4, 2016.

How Would the Expanded “Manager-of-Managers” Arrangement Benefit the Portfolio and the Shareholders?

The Board believes that it is in the best interests of the Portfolio and its shareholders to provide New York Life Investments and the Board with increased flexibility to recommend changes in certain subadvisors and to change subadvisors without incurring the significant delay and expense associated with obtaining prior shareholder approval. The Board believes that the expanded manager-of-managers arrangement under the New Order would permit the Portfolio to operate more efficiently and cost-effectively than it is able to operate under the Current Order. Currently, the Trust must call and hold a shareholder meeting of the Portfolio before it may appoint a new Wholly-Owned Subadvisor or materially amend a subadvisory agreement with a Wholly-Owned Subadvisor. Each time a shareholder meeting is called, the Trust must create and distribute proxy materials and solicit proxy votes from the Portfolio’s shareholders. This process is time-consuming and costly, and such costs are sometimes borne by the Portfolio, thereby reducing shareholders’ investment returns.

As the investment manager to the Portfolio, New York Life Investments currently monitors the performance of Cornerstone and, beginning on or about July 29, 2016 will monitor the performance of Cornerstone Holdings as interim subadvisor. Also, New York Life Investments is currently responsible for recommending to the Board whether a subadvisory agreement should be entered into, continued or terminated with respect to the Portfolio. In determining whether to recommend to

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the Board the continuation or termination of a subadvisory agreement, New York Life Investments considers several factors, including the Subadvisor’s performance record while managing the Portfolio. When a shareholder invests in the Portfolio, the shareholder effectively hires New York Life Investments to manage the assets of the Portfolio, either directly or via one or more subadvisors under New York Life Investments’ supervision. Therefore, the Board believes that shareholders already expect that New York Life Investments and the Board will take responsibility for overseeing any subadvisors engaged for the Portfolio and for recommending whether a particular subadvisor should be hired, terminated, or replaced. Considering the contractual arrangements under which the Portfolio has engaged New York Life Investments as the investment manager and New York Life Investments’ experience in overseeing and recommending subadvisors, the Board believes it would be appropriate to allow New York Life Investments to recommend, monitor, and evaluate Wholly-Owned Subadvisors directly, subject to the Board’s oversight. This approach would avoid the considerable costs and significant delays associated with seeking shareholder approval for entering into subadvisory agreements, on behalf of the Portfolio, with a Wholly-Owned Subadvisor or materially amending such agreements. Further, such an approach would be consistent with shareholders’ current expectations that New York Life Investments will use its experience and expertise to recommend qualified candidates to serve as subadvisors and would permit New York Life Investments to more efficiently and effectively take steps intended to meet such expectations.

If shareholders approve this Proposal, the Board would continue to oversee the selection and engagement of subadvisors. Further, the Board would continue to evaluate and consider for approval all new subadvisory agreements and all amendments to existing agreements. Also, under the 1940 Act and the terms of the individual subadvisory agreements, the Board would continue to be required to review and consider each of the subadvisory agreements for renewal annually, after the expiration of an initial two-year term. Prior to entering into, renewing, or amending a subadvisory agreement, New York Life Investments and the relevant subadvisor have a legal duty to furnish the Board with such information as may reasonably be necessary to evaluate the terms of the agreement.

Finally, several of the other funds/portfolios in the MainStay Fund Complex are currently permitted to operate under the New Order, and shareholders of several of these funds/portfolios have approved the operation under any future rule or SEC relief that would allow the

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application of a manager-of-managers structure to any affiliated subadvisor. As a result, if shareholders approve this Proposal 2, the Portfolio would be able to operate in a similar manner as these other funds/portfolios in the MainStay Fund Complex. If shareholders do not approve this Proposal 2, the Trust will continue to be required to solicit shareholder approval to appoint a Wholly-Owned Subadvisor or to materially amend a subadvisory agreement with a Wholly-Owned Subadvisor.

Would this Proposal Have Any Effect on the Advisory Fees Paid by the Portfolio to New York Life Investments or the Quality of Advisory Service the Portfolio Receives?

This Proposal 2 would not directly affect the amount of management fees paid by the Portfolio to New York Life Investments. If Proposal 1 is approved, the retention of Cornerstone Holdings on a longer-term basis (i.e., beyond the term of the Interim Subadvisory Agreement) would not result in any changes to the Portfolio’s management fee. However, in connection with the Repositioning, New York Life Investments separately has agreed to an amendment to the Management Agreement with regard to the Portfolio to lower the management fee at certain levels and introduce a new management fee breakpoint. For information regarding these changes to the management fee structure, please refer to the supplement to the Portfolio’s Prospectus and Statement of Additional Information dated June 24, 2016. When entering into and amending subadvisory agreements, New York Life Investments has negotiated and will continue to negotiate fees paid to the subadvisors for their services. Also, if Proposal 2 is approved, New York Life Investments shall continue to pay subadvisory fees from its own assets. The fees paid to New York Life Investments by the Portfolio are considered by the Board in approving and renewing the management and subadvisory agreements. Further, whether or not shareholders approve Proposal 2, New York Life Investments will continue to be required to provide the same level of management and administrative services to the Portfolio as it currently provides, in accordance with the Management Agreement between New York Life Investments and the Trust, on behalf of the Portfolio, and other agreements. In addition, any new subadvisors retained on behalf of the Portfolio pursuant to the New Order would be expected to provide a level and quality of services that is consistent with the services provided by the Portfolio’s then current subadvisor or subadvisors.

What are the Terms of the New Order?

The New Order grants the Trust and New York Life Investments an exemption from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder to the extent necessary to permit New York Life

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Investments and the Trust, on behalf of the Portfolio, to: (a) engage new or additional Wholly-Owned Subadvisors or unaffiliated subadvisors; (b) enter into and/or modify existing subadvisory agreements with Wholly-Owned Subadvisors or unaffiliated subadvisors; and (c) replace subadvisors with Wholly-Owned Subadvisors or unaffiliated subadvisors without the approval of shareholders.

Under the terms of the New Order, the Trust and New York Life Investments would be subject to several conditions imposed by the SEC if shareholders approve this Proposal 2. For example, as is currently the case for unaffiliated subadvisors, within 90 days after a change in the Portfolio’s subadvisor or a material change to a subadvisory agreement, the Trust would be required to provide the Portfolio’s shareholders with an information statement containing information about the subadvisor and the subadvisory agreement, containing information similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto. The Trust also would be required to comply with certain Portfolio governance requirements. The New Order also provides relief from certain regulatory requirements to permit the disclosure by the Portfolio of aggregated, as opposed to individual, information about the fees paid to subadvisors.

The New Order would supersede the Current Order, provide more flexibility and allow New York Life Investments to operate with greater efficiency and cost-effectiveness than the Current Order.

By approving this Proposal 2, shareholders are approving the operation by the Portfolio in a manager-of-managers structure under the New Order.

BOARD RECOMMENDATION

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PERMITTING NEW YORK LIFE INVESTMENTS, UNDER
CERTAIN CIRCUMSTANCES, TO ENTER INTO AND/OR MATERIALLY
AMEND AGREEMENTS WITH AFFILIATED AND UNAFFILIATED
SUBADVISORS WITHOUT OBTAINING SHAREHOLDER APPROVAL

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VOTING INFORMATION

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote for the Proposals at the Special Meeting, which will be held on October 3, 2016 at 11:00 a.m. Eastern time, at the offices of New York Life Investments, 51 Madison Avenue, New York, New York 10010.

You may vote in one of four ways:

•	complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);
•	vote on the Internet at the website address printed on your proxy ballot;
•	call the toll-free number printed on your proxy ballot; or
•	vote in-person at the Special Meeting.

Please note, to vote via the Internet or telephone, you will need the “control number” that appears on your proxy card. Not all voting options may be available to you. Please see your proxy card for more details.

You may revoke a proxy once it is given, as long as it is submitted within the voting period, by submitting a later-dated proxy or a written notice of revocation to the Portfolio. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the Proposals.

Only shareholders of record as of the close of business on the Record Date are entitled to receive notice of and to vote at the Special Meeting. Each share held as of the close of business on the Record Date is entitled to one vote. The presence in person or by proxy of shareholders (i.e., NYLIAC as the record owner of the Portfolio’s shares) entitled to cast 33⅓% of votes eligible to be cast at the Special Meeting will constitute a quorum for the conduct of all business. When a quorum is present, approval of each Proposal will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Portfolio, which is defined in the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Portfolio present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. NYLIAC, as the holder of record of shares of the Portfolio, is required to “pass through” to its Policy Owners the right to vote shares of the Portfolio.

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The Portfolio expects that NYLIAC will vote 100% of the shares of the Portfolio held by its separate account(s) in accordance with instructions from its Policy Owners. Under an “echo voting policy”, NYLIAC will vote shares for which no instructions have been received from its Policy Owners, or for which it does not have voting discretion, in the same proportion as it votes shares for which it has received instructions or is otherwise entitled to vote. No minimum number of voting instructions from Policy Owners is required before NYLIAC may vote the shares for which no voting instructions have been received. Because NYLIAC will vote its shares of the Portfolio in the same proportion as votes submitted by Policy Owners, it is possible that a small number of Policy Owners could determine the outcome of a respective Proposal.

The Special Meeting may be adjourned from time to time by vote of a majority of the shares represented at the Special Meeting in person or by proxy, whether or not a quorum is present, and the Special Meeting may be held as adjourned within a reasonable time after the original date set for the Special Meeting without further notice. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. Business may be conducted once a quorum is present and may continue until adjournment of the Special Meeting. If the Special Meeting is adjourned to another time or place, notice need not be given of the adjourned Special Meeting at which the adjournment is taken, unless a new record date of the adjourned Special Meeting is fixed. At any adjourned Special Meeting, the Trust may transact any business which might have been transacted at the original Special Meeting.

Although it is not expected that the Portfolio will receive abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), abstentions and broker non-votes will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect

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substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will have the same effect as shares voted against a Proposal, which can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a Proposal, the shares will be voted in favor of such Proposal.

The Board knows of no matters other than those described in this Proxy Statement that will be brought before the Special Meeting. If, however, any other matters properly come before the Special Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy. The proxies, in their discretion, may vote upon such other matters as may properly come before the Special Meeting.

Future Shareholder Proposals.  A Policy Owner may request inclusion of certain proposals for action in the Trust’s proxy statement and on the Trust’s proxy card for shareholder meetings which the Policy Owner intends to introduce at such meeting. Any Policy Owner wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposal to the Trust at 51 Madison Avenue, New York, New York 10010. Any Policy Owner proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to Policy Owners in order to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

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Solicitation Expenses and Other Expenses Related to the Special Meeting.  The Board accepted New York Life Investments’ proposal to bear 100% of the direct expenses relating to the Special Meeting, including the preparation, distribution, solicitation, and tabulation of the proxy and costs related to the necessary prospectus supplements. The proxy costs are estimated to be between $50,000 – $100,000 and the legal costs are expected to be approximately $19,000. The Portfolio has retained D.F. King, an AST One Company, to provide proxy solicitation services in connection with the Special Meeting. Proxies will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of New York Life Investments, the Portfolio, their respective affiliates, or, in New York Life Investments’ discretion, a commercial firm retained for this purpose.

The cost of the Special Meeting, including the costs of solicitation of proxies and voting instructions, will be borne by New York Life Investments. New York Life Investments also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals. The Portfolio and its shareholders will not pay any of the costs associated with the preparation of this proxy statement or the solicitation of proxies.

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OTHER INFORMATION

Ownership of Shares

The following table contains information about the shareholders that owned of record or beneficially five percent or more of a class of the Portfolio’s outstanding shares as of July 14, 2016.

CLASS OF SHARES	NAME AND ADDRESS	NUMBER OF OUTSTANDING SHARES	NUMBER OF SHARES OWNED	PERCENTAGE OF CLASS
Initial Class	NYLIAC Variable Annuity Separate Account I	13,554,124.56	1,303,564.44	9.6%
	NYLIAC Variable Annuity Separate Account II	13,554,124.56	2,123,474.42	15.7%
	NYLIAC Variable Annuity Separate Account III	13,554,124.56	3,198,058.41	23.6%
	NYLIAC Variable Universal Life Separate Account	13,554,124.56	6,705,173.27	49.5%
Service Class	NYLIAC Variable Annuity Separate Account III	2,427,803.42	1,150,748.42	47.4%
	NYLIAC Variable Annuity Separate Account IV	2,427,803.42	1,277,055.00	52.6%

The address for each shareholder is 51 Madison Avenue, New York, New York 10010.

As of December 31, 2015, the officers and Trustees as a group owned less than 1% of the Portfolio.

Vote of Portfolio Shares by New York Life Investments

The Trust also has four Asset Allocation Portfolios (the “Allocation Portfolios”), which may invest in and own shares of the Portfolio directly. In that event, the Allocation Portfolios’ investment manager, New York Life Investments and/or its affiliates, has the discretion to vote all or some of the Portfolio’s shares on a Proposal in accordance with the recommendations of an independent service provider or vote the shares in the same proportion as the other shareholders of the Portfolio. The Portfolio has been advised by New York Life Investments that these shares would be voted pursuant to established policies and procedures designed to address potential conflicts of interest. However, as of the Record Date, none of the Allocation Portfolios owned any shares of the Portfolio and, thus, are not eligible to vote on the Proposals.

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Householding

Unless you have instructed the Portfolio not to, only one copy of this proxy solicitation may be mailed to multiple policy owners who the Trust share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact the Trust by calling toll-free 800-598-2019. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please inform the Trust in writing or via telephone at the address or telephone number listed below.

Shareholder Reports

The Portfolio will furnish without charge, upon request, a printed version of the most recent Annual/Semiannual Reports to Policy owners. To obtain information, or for shareholder inquiries, contact the Distributor of the Portfolio’s shares by writing New York Life Insurance and Annuity Corporation, Attn: MainStay VP Funds Trust, 51 Madison Avenue, New York, New York 10010, or by calling toll-free 800-598-2019.

Distributor

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, New Jersey 07302, a limited liability company organized under the laws of Delaware, serves as the Portfolio’s principal underwriter and distributor for the Portfolio’s shares pursuant to an Amended and Restated Distribution Agreement dated August 1, 2014.

Administrator

Pursuant to the Management Agreement with regard to the Portfolio, New York Life Investments, subject to the supervision of the Board, and in conformity with the stated policies of the Portfolio, administers the Portfolio’s business affairs.

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EXHIBIT A

THE MAINSTAY FUNDS
MAINSTAY FUNDS TRUST
MAINSTAY VP FUNDS TRUST

AMENDED AND RESTATED SUBADVISORY AGREEMENT

This Amended and Restated Subadvisory Agreement, is effective as of the 4th day of October, 2016 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Cornerstone Capital Management Holdings LLC, a Delaware limited liability company (the “Subadvisor”).

WHEREAS, The MainStay Funds, MainStay Funds Trust, and MainStay VP Funds Trust (each a “Registrant” and collectively, the “Registrants”), each are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, each Registrant is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations; and

WHEREAS, each Registrant currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

WHEREAS, the Manager entered into a Management Agreement with each Registrant, on behalf of its separate series (the “Management Agreement”); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to each Registrant; and

WHEREAS, the Manager and the Subadvisor entered into a Subadvisory Agreement dated January 1, 2009 with respect to The MainStay Funds, as amended; a Subadvisory Agreement dated February 26, 2010 with respect to MainStay Funds Trust, as amended; and a Subadvisory Agreement dated April 29, 2011 with respect to MainStay VP Funds Trust, as amended (collectively, the “Previous Subadvisory Agreements”); and

WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the series of each Registrant and manage such portion of each Registrant as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services; and

WHEREAS, the parties hereto now desire to amend and restate the Previous Subadvisory Agreements; and

WHEREAS, this Agreement restates, in their entirety, the Previous Subadvisory Agreements; and

WHEREAS, the parties to this Agreement acknowledge that the Agreement is not intended to materially change the services provided under the Previous Subadvisory Agreements;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:

1. Appointment.  The Manager hereby appoints Cornerstone Capital Management Holdings LLC to act as Subadvisor to the series of each Registrant designated on Schedule A of this Agreement (each a “Series”) with respect to the assets of such Series, or a portion of the assets designated by the Manager, in the case of the MainStay Absolute Return Multi-Strategy Fund, MainStay Balanced Fund, MainStay VP Absolute Return Multi-Strategy Portfolio, MainStay VP Balanced Portfolio and MainStay VP Emerging Markets Equity Portfolio (collectively, the “Allocated Assets”), subject to such written instructions to the Subadvisor, including a redesignation of Allocated Assets and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event that any Registrant designates one or more series other than the Series with respect to which the Manager wishes to retain the Subadvisor to render investment advisory services hereunder, it shall notify the Subadvisor in writing. If the Subadvisor is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement, and Schedule A shall be revised accordingly.

2. Portfolio Management Duties.  Subject to the supervision of each Registrant’s Board of Trustees (“Board”) and the Manager, the

Subadvisor will provide a continuous investment program for the Series’ Allocated Assets and determine the composition of the assets of the Series’ Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio. The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Series’ Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the Allocated Assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Series. The Subadvisor will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies and restrictions as stated in each Registrant’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be delivered to the Subadvisor by the Manager. The Subadvisor further agrees as follows:

(a) The Subadvisor understands that the Allocated Assets of the Series need to be managed so as to permit the Series to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“Code”), and will coordinate efforts with the Manager to achieve that objective.

(b) The Subadvisor will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by each Registrant’s Board of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of each Registrant under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

(c) On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to each Registrant and to such other clients, subject to review by the Manager and the Board. The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Registrant.

(d) In connection with the purchase and sale of securities for the Series, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Registrant’s custodian and portfolio accounting agent.

(e) The Subadvisor will assist the custodian and portfolio accounting agent in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for each Registrant, the value of any portfolio securities or other Allocated Assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.

(f) The Subadvisor will make available to each Registrant and the Manager, promptly upon request, all of the Series’ investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the relevant custodian or portfolio accounting agent), as are necessary to assist the applicable Registrant and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws. The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Registrant are being conducted in a manner consistent with applicable laws and regulations.

(g) The Subadvisor will provide reports to each Registrant’s Board, for consideration at meetings of the Board, on the investment program for the Series and the issuers and securities represented in the Series’ Allocated Assets, and will furnish each Registrant’s Board with respect to the Series such periodic and special reports as each Registrant and the Manager may reasonably request.

(h) In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the applicable Registrant’s Board and by a majority of the applicable Trustees who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Trust, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of each Registrant to the extent required by the 1940 Act. The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadvisor’s knowledge, in any material connection with the handling of Trust assets:

(i) been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

3. Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as compensation therefor, a fee equal to the percentage of the Allocated Assets constituting the respective Series’ average daily net assets as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the applicable Registrant for management services described under the Management Agreement between each Registrant and the Manager. Expense caps or fee waivers for the Series that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor.

4. Broker-Dealer Selection.  The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Series’ Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates. The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for each Registrant, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to each Registrant, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and each Registrant’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Series to the (i) Subadvisor if it is registered as a broker-dealer with the SEC, (ii) its affiliated broker-dealer, or (iii) such brokers and dealers who also provide research, statistical material or other services to the Series, the Subadvisor or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5. Disclosure about Subadvisor.  The Subadvisor has reviewed the post-effective amendment to the Registration Statement for each Registrant filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor or information relating directly or indirectly to the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

6. Expenses.  During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff for their activities in connection with its portfolio management duties under this

Agreement. The Manager or each Registrant shall be responsible for all the expenses of that Registrant’s operations, including, but not limited to:

(a) the fees and expenses of Trustees who are not interested persons of the Manager or of the Registrant;

(b) the fees and expenses of each Series which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Series not being maintained by the Manager; (iii) the pricing of the Series’ shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of that Registrant’s Trustees; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series’ shares;

(c) the fees and expenses of the Registrant’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d) the charges and expenses of legal counsel and independent accountants for the Registrant;

(e) brokers’ commissions and any issue or transfer taxes chargeable to the Registrant in connection with its securities transactions on behalf of the Series;

(f) all taxes and business fees payable by the Registrant or the Series to federal, state or other governmental agencies;

(g) the fees of any trade association of which the Registrant may be a member;

(h) the cost of share certificates representing the Series’ shares;

(i) the fees and expenses involved in registering and maintaining registrations of the Registrant and of its Series with the SEC, registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Registrant’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

(j) allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’

meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Registrant’s business; and

(l) any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

7. Compliance.

(a) The Subadvisor agrees to assist the Manager and each Registrant in complying with the Registrant’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (i) periodically providing the Registrant’s Chief Compliance Officer with requested information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Registrant’s Chief Compliance Officer within a reasonable time following the Subadvisor becoming aware of such deficiency; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to the Trust’s Chief Compliance Officer within a reasonable time. The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board’ approval of the Subadvisor’s Compliance Program.

(b) The Subadvisor agrees that it shall immediately notify the Manager and the Registrant’s Chief Compliance Officer: (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor about the Subadvisor that is not contained in the

Registration Statement or prospectus for the Registrant, or any amendment or supplement thereto, or upon the Subadvisor becoming aware of any statement contained therein about the Subadvisor that becomes untrue in any material respect.

(c) The Manager agrees that it shall immediately notify the Subadvisor: (i) in the event that the SEC has censured the Manager or a Registrant, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8. Documents.  The Manager has delivered to the Subadvisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a) Declaration of Trust of each Registrant, as amended from time to time, as filed with the Secretary of the State of Delaware and the Commonwealth of Massachusetts, as applicable (such Declarations of Trust, as in effect on the date hereof and as amended from time to time, are herein called the “Declarations of Trust”);

(b) By-Laws of each Registrant, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c) Certified Resolutions of each Registrant’s Trustees authorizing the appointment of the Subadvisor and approving the form of this Agreement;

(d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Series and the Series’ shares, and all amendments thereto;

(e) Notification of Registration of each Registrant under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto; and

9. Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Series are the property of the applicable Registrant and further agrees to surrender promptly to the applicable Registrant any of such records upon the applicable Registrant’s or the Manager’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

10. Cooperation.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or any Registrant.

11. Representations Respecting Subadvisor.  The Manager and each Registrant agree that neither that Registrant, the Manager, nor affiliated persons of that Registrant, or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadvisor or the Series other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for each Registrant’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for each Registrant, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within five (5) business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

12. Confidentiality.  The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and their prior, present or potential shareholders, unless required by law. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or otherwise required by law.

13. Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

14. Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, each Registrant and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

15. Indemnification.

(a) The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to each Registrant, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) is based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the

Registration Statement or Prospectus covering shares of a Registrant or Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, a Registrant or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b) Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Series, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; (ii) is based upon a failure by the Subadvisor to comply with Section 2, Paragraph (a) of this Agreement; or (iii) is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of a Registrant or Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, a Registrant or any affiliated person of the Manager or a Registrant by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c) The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d) The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

16. Services Not Exclusive.  The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a Trustee, officer or employee of a Registrant, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

17. Duration and Termination.  This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above when following a shareholder approval, and otherwise a period of one (1) year, and continue on an annual basis thereafter with respect to the Series, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series; and (b) the vote of a majority of those applicable Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding: (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Registrant, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (A) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Subadvisor and the applicable Registrant; (B) at any time without payment of any penalty by the Registrant, upon the vote of a majority of each Registrant’s Board or a majority of the outstanding voting securities of each Portfolio, upon sixty (60) days’ written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Manager and the Registrant. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the applicable Registrant, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act) or in the event the applicable Management Agreement is assigned or terminates for any other reason. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 9, 10, 12, 14, 15 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17.

18. Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of the Series; and (ii) the Trustees of each Registrant, including a majority of the Trustees of each Registrant who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

19. Use of Name.

(a) It is understood that the name MainStay or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Registrants and/or the Series. Upon termination of the Management Agreement, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b) It is understood that the name Cornerstone Capital Management Holdings LLC or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Registrants and/or the Series have the right to use such name (or derivative or logo) in offering materials of each Registrant sales materials with respect to each Registrant with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Registrants and/or the Series. Upon termination of this Agreement, the Registrants shall forthwith cease to use such name (or derivative or logo).

20. Proxies; Class Actions.

(a) The Manager has provided the Subadvisor a copy of the Manager’s Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit and in the best interests of the Registrants. Absent contrary instructions received in writing from a Registrant, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Series in accordance with applicable fiduciary obligations. The Subadvisor shall maintain records concerning how it has voted proxies on behalf of each Registrant, and these records shall be available to the each Registrant upon request.

(b) Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Series. Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions. The Subadvisor will, however, forward to Manager any information it receives regarding any legal matters involving any asset held in the Allocated Assets or Series.

21. Notice.  Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 30 Hudson Street, Jersey City, New Jersey 07302, Attention: President; or (2) to the Subadvisor at Cornerstone Capital Management Holdings LLC, 1180 Avenue of the Americas, New York, New York 10036, Attention: President.

22. Miscellaneous.

(a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or

“affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c) To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties;

(d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

(e) Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

*   *   *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the 4th day of October, 2016. This Agreement may be signed in counterparts.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:	By:
Name: Title:	Name: Title:

CORNERSTONE CAPITAL MANAGEMENT HOLDINGS LLC

Attest:	By:
Name: Title:	Name: Title:

SCHEDULE A

(As of October 4, 2016)

As compensation for services provided by Subadvisor, the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:

FUND/PORTFOLIO	ANNUAL RATE

MainStay Funds
MainStay Common Stock Fund*	0.275% up to $500 million; 0.2625% from $500 million to $1 billion; and 0.250% in excess of $1 billion
MainStay International Equity Fund*	0.445% up to $500 million; and 0.425% in excess of $500 million
MainStay Funds Trust
MainStay Absolute Return Multi-Strategy Fund*(portfolio sleeve)	0.625% on all assets
MainStay Balanced Fund* (portfolio sleeve)	0.35% on all assets up to $1 billion; 0.325% from $1 billion to $2 billion; and 0.30% in excess of $2 billion
MainStay Cornerstone Growth Fund*	0.350% on assets up to $500 million; 0.325% on assets from $500 million to $1 billion; 0.3125% on assets from $1 billion to $2 billion; and 0.300% on assets over $2 billion
MainStay Emerging Markets Opportunities Fund*	0.55% on all assets
MainStay International Opportunities Fund*	0.55% on all assets
MainStay S&P 500 Index Fund*	0.125% on all assets up to $1 billion; 0.1125% from $1 billion to $2 billion; 0.1075% from $2 billion to $3 billion; and 0.10% in excess of $3 billion
MainStay U.S. Equity Opportunities Fund*	0.50% on all assets
MainStay VP Funds Trust
MainStay VP Absolute Return Multi-Strategy Portfolio (investment sleeve)*	0.625%
MainStay VP Balanced Portfolio (investment sleeve)	0.35% on assets up to $1 billion; and 0.325% on assets from $1 billion to $2 billion; and 0.30% on assets in excess of $2 billion

FUND/PORTFOLIO	ANNUAL RATE
MainStay VP Common Stock Portfolio	0.275% on assets up to $500 million; 0.2625% on assets from $500 million to $1 billion; and 0.25% on assets in excess of $1 billion
MainStay VP Cornerstone Growth Portfolio	0.350% on assets up to $500 million; 0.325% on assets from $500 million to $1 billion; 0.3125% on assets from $1 billion to $2 billion; and 0.300% on assets in excess of $2 billion
MainStay VP Emerging Markets Equity Portfolio (investment sleeve)	0.55% on assets up to $1 billion; and 0.545% on assets in excess of $1 billion
MainStay VP International Equity Portfolio	0.445% on assets up to $500 million; 0.425% on assets in excess of $500 million
MainStay VP Mid Cap Core Portfolio*	0.425% on assets up to $1 billion; and 0.40% on assets in excess of $1 billion
MainStay VP S&P 500 Index Portfolio	0.125% on assets up to $1 billion; 0.1125% on assets from $1 billion to $2 billion; 0.1075% on assets from $2 billion to $3 billion; and 0.100% on assets in excess of $3 billion
MainStay VP Small Cap Core Portfolio*	0.425% on assets up to $1 billion; and 0.40% on assets in excess of $1 billion

The portion of the fee based upon the average daily net assets of the respective Portfolio shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net asset of the Portfolio.

Payment will be made to the Subadvisor on a monthly basis.

*	For certain Series listed above, the Manager has agreed to waive a portion of each Portfolio’s management fee or reimburse the expenses of the appropriate class of the Portfolio so that the class’ total ordinary operating expenses do not exceed certain amounts. These waivers or reimbursements may be changed with Board approval. To the extent the Manager has agreed to waive its management fee or reimburse expenses, Cornerstone Capital Management Holdings LLC, as Subadvisor for these Series, has voluntarily agreed to waive or reimburse its fee proportionately.

EXHIBIT B

COMPARABLE MUTUAL FUNDS SUBADVISED BY
CORNERSTONE HOLDINGS

Fund Name	Total Assets as of May 31, 2016 ($)	Annual Subadvisory Fee as a % of Average Daily Net Assets
MainStay Common Stock Fund	192,106,341	0.275% on assets up to $500 million;
		0.2625% on assets from $500 million to $1 billion; and
		0.25% on assets over $1 billion
MainStay VP Common Stock Portfolio	747,202,199	0.275% on assets up to $500 million;
		0.2625% on assets from $500 million to $1 billion; and
		0.25% on assets over $1 billion
MainStay U.S. Equity Opportunities Fund	979,343,663	0.50% on all assets
MainStay VP Mid Cap Core Portfolio	955,981,041	0.425% on assets up to $1 billion; and
		0.400% on assets over $1 billion
MainStay VP Small Cap Core Portfolio	31,344,687	0.425% on assets up to $1 billion; and
		0.400% on assets over $1 billion
MainStay Cornerstone Growth Fund	878,014,544	0.350% on assets up to $500 million;
		0.325% on assets from $500 million to $1 billion;
		0.3125% on assets from $1 billion to $2 billion; and
		0.300% on assets over $2 billion(1)

(1)	As of July 29, 2016. Prior to that date, a different subadvisory fee was in effect.

B-1

EXHIBIT C

DIRECTORS AND OFFICERS OF NEW YORK LIFE INVESTMENTS

The directors and officers of New York Life Investments and their respective titles are listed below. The address for each officer and director is 51 Madison Avenue, New York, New York 10010.

Name of Officer/Director of New York Life Investment Management LLC	Title
Hung, Yie-Hsin	Chairman of the Board of Managers and Chairman, Senior Managing Director and Chief Executive Officer
Bedard, David G.	Member of the Board of Managers and Senior Managing Director
Blunt, Christopher O.	Member of the Board of Managers
Bopp, Kevin M.	Chief Compliance Officer
Fisher, Stephen P.	Member of the Board of Managers and Senior Managing Director and President
Fleurant, John T.	Member of the Board of Managers and Senior Managing Director
Harte, Frank	Senior Managing Director and Chief Financial Officer
Seter, Arthur H.	Member of the Board of Managers and Senior Managing Director
Shively, George S.	Senior Managing Director, General Counsel and Secretary

C-1

EXHIBIT D

ADDITIONAL INFORMATION ABOUT CORNERSTONE HOLDINGS

Certain information on each executive officer of Cornerstone Holdings is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years for his or her own account or in the capacity of director, officer, partner or trustee. Cornerstone Holdings’ address is 1180 Avenue of the Americas, 22nd Floor, New York, NY 10036.

Name	Position With Cornerstone Capital Management Holdings	Other Business
Yie-Hsin Hung	Member of the Board of Managers, Audit Committee and Compensation Committee	Senior Managing Director and Chief Executive Officer, New York Life Investment Management Holdings LLC; Member of the Board of Managers and Senior Managing Director and Chief Executive Officer, New York Life Investment Management LLC; Senior Vice President, New York Life Insurance Company; Member of the Board of Managers, Compensation Committee and Audit Committee, Institutional Capital LLC; Member of the Board of Managers and Chairman of the Compensation Committee, MacKay Shields LLC; Member of the Board of Managers, Compensation Committee, and Audit Committee, Private Advisors, L.L.C.; Chairman of the Board of Managers and Compensation Committee and Member of the Audit Committee, GoldPoint Partners LLC; Senior Managing Director, Investments Boutique, NYLIFE Distributors LLC; Chairman of the Board of Directors, Chairman of the Audit and Compliance Committee and Chairman of the Remuneration Committee, Candriam Luxembourg; Chairman of the Board of Directors, Member of the Audit and Compliance Committee and Chairman of the Remuneration Committee, Candriam Belgium; Chairman of the Strategic Committee and Chairman of the Remuneration Committee Candriam France.

D-1

Name	Position With Cornerstone Capital Management Holdings	Other Business
Andrew S. Wyatt	Member of the Board of Managers and Chief Executive Officer	Member of the Board of Managers and Chief Executive Officer Cornerstone Capital Management, LLC
Thomas G. Kamp	Member of the Board of Managers and President	Member of the Board of Managers, President and Chief Investment Officer of Cornerstone Capital Management, LLC
Christopher O. Blunt	Member of the Board of Managers	Member of the Board of Directors, Member of the Remuneration Committee, Candriam Luxembourg; Member of the Board of Directors, Member of the Audit and Compliance Committee, Candriam Belgium; Member of the Strategic Committee, Member of the Remuneration Committee Candriam France; Member of New York Life Investments Board of Managers and Member of the Board of Managers of MacKay Shields LLC.
David G. Bedard	Member of the Board of Managers	Member of New York Life Investments Board of Managers and Member of MacKay Shields LLC Board of Managers.
Thomas A. Hendry	Member of the Board of Managers	None
Herman A. Abdul	Member of the Board of Managers, Senior Vice President, Chief Financial Officer and Chief Operating Officer	Senior Vice President, Chief Financial Officer of Cornerstone Capital Management, LLC
Renny Cabreros	Vice President and Chief Compliance Officer	None

D-2

PROXY TABULATOR P.O.
BOX 55909
BOSTON, MA 02205-5909

YOUR VOTE IS IMPORTANT!

Vote by Internet

Please go to the electronic voting site at www.proxyonline.com.

Follow the on-line instructions provided.

Vote by Telephone

Call toll free at **1-888-227-9349** and follow the recorded instructions provided.

Vote by Mail

To vote your voting instruction card by mail, check the appropriate voting boxes on the reverse side of this card, sign and date the card and return it in the enclosed postage-paid envelope.

Please ensure the address below shows through the window of the envelope provided.

In Person

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

VOTING INSTRUCTION **VOTING INSTRUCTION**

MAINSTAY VP FUNDS TRUST

MAINSTAY VP CORNERSTONE GROWTH PORTFOLIO

51 Madison Avenue
New York, New York 10010

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

Proxy for A Special Meeting of Shareholders – October 3, 2016

The undersigned, revoking any previously executed voting instruction cards, hereby directs the above-named Insurance Company to vote all shares of the Portfolio listed above in which the undersigned had an interest as a policy owner on July 14, 2016, at the Special Meeting of Shareholders of MainStay VP Funds Trust ("Trust"), on October 3, 2016 at 11:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC ("New York Life Investments"), 51 Madison Avenue, New York, New York 10010 or any adjournment thereof. Receipt of the related proxy statement and accompanying Notice of Special Meeting that describes the matters to be considered and voted on is hereby acknowledged.

If you fail to return this Voting Instruction Card, depending on your separate account, the Insurance Company will vote all shares of the Portfolio(s) attributable to your account value in proportion to the votes of policy owners allocating assets to such Portfolio for which voting instructions are received by the Insurance Company.

Shares will be voted in the manner specified in this Voting Instruction Card when properly executed and delivered. If no direction is made when the duly executed Voting Instruction Card is returned, the Insurance Company will vote in favor of the Proposal.

THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 3, 2016.

www.proxyonline.com/docs/mainstayCGFVP.pdf

EVERY POLICY OWNER'S VOTE IS IMPORTANT.

Remember to **sign and date below** before mailing in your vote. This voting instruction card is valid only when signed and dated.

THANK YOU FOR VOTING

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS: Example: ■

THIS CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This card will be voted as instructed. If no specification is made, the card will be voted "FOR" the Proposals. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

The Board of Trustees unanimously recommends a vote FOR the following Proposals.

NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

Signature______________________________ **Signature**______________________________ **Date** __________________

PROXY TABULATOR
P.O. BOX 55909
BOSTON, MA 02205-5909

YOUR VOTE IS IMPORTANT!

Vote by Internet

Please go to the electronic voting site at www.proxyonline.com

Follow the on-line instructions provided.

Vote by Telephone

Call toll free at **1-888-227-9349** and follow the recorded instructions provided.

Vote by Mail

To vote your proxy by mail, check the appropriate voting boxes on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Please ensure the address below shows through the window of the envelope provided.

In Person

Attend shareholders' meeting at New York Life Investment Management LLC, 51 Madison Avenue, New York, New York 10010 on October 3, 2016, at 11:00 a.m., Eastern time.

PROXY
TABULATOR PO
BOX 55909
BOSTON, MA 02205-5908

Proxy for A Special Meeting of Shareholders – October 3, 2016

THIS PROXY IS BEING SOLICITED ON BEHALF OF MAINSTAY VP FUNDS TRUST'S BOARD OF TRUSTEES ON BEHALF OF VP CORNERSTONE GROWTH PORTFOLIO ("PORTFOLIO"), A SERIES OF THE TRUST, FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE PORTFOLIO ("SPECIAL MEETING").

The undersigned hereby constitutes and appoints J. Kevin Gao , Thomas C. Humbert, Jr. and Y. Rachel Kuo their designees or any one of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Portfolio, to be held on October 3, 2016, at 11:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC ("New York Life Investments"), 51 Madison Avenue, New York, New York 10010 or at any adjournment thereof and the undersigned hereby instructs said proxies to vote as indicated on this proxy card. The undersigned hereby revokes any prior proxy to vote at such Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

The proxy, when properly executed, will be voted in the manner you directed with respect to shares that you own. If no direction is given with respect to an item, this proxy will be voted FOR the Proposals.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 3, 2016.

The proxy statement for this meeting is available at:
www.proxyonline.com/docs/mainstayCGFVP.pdf

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.
EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

Remember to **sign and date below** before mailing in your vote.
This proxy card is valid only when signed and dated.

THANK YOU FOR VOTING

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS: Example: ■

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted "FOR" the Proposals. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

The Board of Trustees unanimously recommends a vote FOR the following Proposals.

NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

Signature____________________ **Signature**____________________ **Date** ____________